UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒   Preliminary Proxy Statement

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☐   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

Nuveen Ohio Quality Municipal Income Fund (NUO)

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS–SUBJECT TO COMPLETION

Notice of Annual Meeting of Shareholders to be held on December 5, 2019	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

[    ], 2019

Nuveen Ohio Quality Municipal Income Fund (NUO)

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Ohio Quality Municipal Income Fund, a Massachusetts business trust (the “Fund”), will be held at [                                                                                                              ], on Thursday, December 5, 2019, at [            ], Central time (the “Annual Meeting”), for the purposes set forth below and to transact such other business, if any, as may properly come before the Annual Meeting.

This meeting is very important because a hedge fund managed by Saba Capital Management, L.P. has proposed individuals to serve on the Board of Trustees of the Fund (the “Board”), and has notified the Fund of its intent to submit a non-binding proposal to declassify the Board, both of which proposals are unanimously OPPOSED by the Board. We urge you to review the proposals in the accompanying proxy statement and vote as recommended by the Board using the enclosed WHITE proxy card.

Matters to Be Voted on by Shareholders:

1.	To elect Trustees to the Board of Trustees of the Fund as outlined below:

(a)	three (3) Class I Trustees, to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(b)	two (2) Trustees to be elected by the holders of Preferred Shares only, voting separately as a single class.

Proposal Submitted by Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”)

2.	If properly presented at the Annual Meeting, to vote on the Saba Hedge Fund’s proposal regarding declassification of the Board.

To transact such other business as may properly come before the Annual Meeting.

* * *

Shareholders of record at the close of business on September 19, 2019 are entitled to notice of and to vote at the Annual Meeting. Your vote is extremely important this year in light of the proxy contest being conducted by the Saba Hedge Fund.

You may receive solicitation materials from the Saba Hedge Fund, through its investment adviser, Saba Capital Management, L.P. (“Saba Capital Management” and, collectively with the Saba Hedge Fund, “Saba”), including an opposition proxy statement and proxy card, seeking your proxy to vote for their proposed nominees for election as Class I Trustees (the “Hedge Fund Nominees”) and for the Saba Hedge Fund’s proposal regarding declassification of the Board (the “Hedge Fund Proposal”), both of which proposals are unanimously OPPOSED by the Board. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba Capital Management, the Hedge Fund Nominees or the Hedge Fund Proposal contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by Saba or any person other than the Fund.

The Board does NOT endorse the Hedge Fund Nominees. The Board unanimously recommends a vote FOR the election of the Board’s nominees and AGAINST the Hedge Fund Proposal on the enclosed WHITE proxy card and urges you not to sign or return any proxy card sent to you by Saba. Do not send back any proxy card you may receive from the Saba Hedge Fund, even to withhold votes on the Hedge Fund Nominees or vote against the Hedge Fund Proposal, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by Saba, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting in person at the Annual Meeting. Only the latest dated proxy you submit will be counted.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the proposals. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares for the WHITE proxy card.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your shares will be voted FOR the Board Nominees and AGAINST the Hedge Fund Proposal, in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, including adjournment of the Meeting, your Shares will be voted at the proxies’ discretion.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you plan to attend to the Annual Meeting in person, please call [    ].

How Do I Vote?

In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or you may vote by telephone or over the Internet by following the instructions provided on the enclosed WHITE proxy card. You may receive more than one WHITE proxy card depending on how you hold shares of the Fund. Please fill out and return each WHITE proxy card.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	By Telephone: To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	By Internet: To vote over the Internet, go to the Internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

Please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have questions about the proposals or the voting instructions, please call [    ].

Gifford R. Zimmerman Vice President and Secretary Nuveen Ohio Quality Municipal Income Fund

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

[    ], 2019

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about [    ], 2019.

Nuveen Ohio Quality Municipal Income Fund (NUO)

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,”) of Nuveen Ohio Quality Municipal Income Fund, a Massachusetts business trust (the “Fund”), of proxies to be voted at the Annual Meeting of Shareholders to be held in at [                                                                         ], on Thursday, December 5, 2019 at [            ], Central time (the “Annual Meeting”), and at any and all adjournment(s), postponement(s) or delay(s) thereof.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report or semi-annual report to shareholders upon request. Requests should be directed to Nuveen, in writing at 333 West Wacker Drive, Chicago, Illinois 60606, or by telephone at (800) 257-8787.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the enclosed WHITE proxy card, the shares will be voted accordingly. If a properly executed WHITE proxy card is returned and no choice is specified, the shares will be voted FOR the election of the Board’s nominees as listed in this Proxy Statement and AGAINST Proposal 2 described in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed WHITE proxy card bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the WHITE proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

This meeting is very important because a hedge fund managed by Saba Capital Management, L.P. has proposed individuals to serve on the Board and has notified the Fund of its intent to submit a non-binding proposal to declassify the Board, both of which proposals are unanimously OPPOSED by the Board. We urge you to review the proposals in this proxy statement and vote as recommended by the Board.

The following table indicates which shareholders are solicited with respect to each matter:

Proposal		Common Shares	Preferred Shares(1)
1(a)	election of three (3) Class I Trustees, to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class	X	X

1(b)	election of two (2) Trustees to be elected by the holders of Preferred Shares only, voting separately as a single class.		X

Proposal Submitted by Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”)

2	If properly presented at the Annual Meeting, to vote on the Saba Hedge Fund’s non-binding proposal regarding declassification of the Board.	X	X

(1)	Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Fund are referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of the two Trustee nominees by holders of Preferred Shares, 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal(s) before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your Common Shares with respect to the election of trustees (Proposal 1) or the Saba Hedge Fund’s non-binding proposal (Proposal 2). We urge you to instruct your broker or other nominee to vote your Shares for the WHITE proxy card so that your votes may be counted.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange (“NYSE”), be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of VRDP Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee to vote your Shares for the WHITE proxy card so that your votes may be counted.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Trustees of the Fund. For purposes of determining the approval of the proposal to elect Trustees of the Fund, abstentions and broker non-votes will have no effect.

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve Proposal 2. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 2.

Those persons who were shareholders of record at the close of business on Thursday, September 19, 2019 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of September 19, 2019, the shares of the Fund were issued and outstanding as follows:

Common Shares:	[	]

Preferred Shares:
VRDP Series 1	[	]

Your vote is extremely important this year in light of the proxy contest being conducted by Saba Hedge Fund.

You may receive solicitation materials from the Saba Hedge Fund, through its investment adviser, Saba Capital Management, L.P. (“Saba Capital Management” and, collectively with the Saba Hedge Fund, “Saba”), including an opposition proxy statement and proxy card, seeking your proxy to vote for their proposed nominees for election as Class I Trustees (the “Hedge Fund Nominees”) and for the Saba Hedge Fund’s proposal regarding declassification of the Board (the “Hedge Fund Proposal”), both of which proposals are unanimously OPPOSED by the Board. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba Capital Management, the Hedge Fund Nominees or the Hedge Fund Proposal contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by Saba or any person other than the Fund.

The Board does NOT endorse the Hedge Fund Nominees. The Board unanimously recommends a vote FOR the election of the Board’s nominees and AGAINST the Hedge Fund Proposal on the enclosed WHITE proxy card and urges you not to sign or return any proxy card sent to you by Saba. Do not send back any proxy card you may receive from the Saba Hedge Fund, even to withhold votes on the Hedge Fund Nominees or vote against the Hedge Fund Proposal, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by Saba, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting in person at the Annual Meeting. Only the latest dated proxy you submit will be counted.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you plan to attend to the Annual Meeting in person, please call [    ].

How Do I Vote?

In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or you may vote by telephone or over the Internet by following the instructions provided on the enclosed WHITE proxy card. You may receive more than one WHITE proxy card depending on how you hold shares of the Fund. Please fill out and return each WHITE proxy card.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	By Telephone: To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	By Internet: To vote over the Internet, go to the Internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

Please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have questions about the proposals or the voting instructions, please call [    ].

1. ELECTION OF TRUSTEES

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. The Fund has Preferred Shares outstanding and, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Trustees. The Trustees elected by holders of Preferred Shares will be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

(a)

Three (3) Trustees are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Trustees Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff have been designated as Class I Trustees and as nominees for election as Class I Trustees at the Annual Meeting for a term expiring at the annual meeting of shareholders to be held in 2022 or until their successors have been duly elected and qualified.

(b)

Two (2) Trustees are to be elected by holders of Preferred Shares, voting separately as a single class. Trustees William C. Hunter and Albin F. Moschner are nominees for election by holders of Preferred Shares at the Annual Meeting for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified.

The aforementioned nominees to the Board are collectively referred to herein as the “Board Nominees.” The Board unanimously recommends that you vote “FOR” each Board Nominee. It is the intention of the persons named in the enclosed WHITE proxy card to vote the shares represented thereby “FOR” the election of the Board Nominees unless the proxy is marked otherwise. Please promptly sign, date and return the enclosed WHITE proxy card or vote by telephone or over the Internet by following the instructions provided on the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

Each of the Board Nominees has agreed to serve as a Trustee of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Composition of the Board

Class I Trustees: Trustees Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff have been nominated for election at the Annual Meeting and were last elected to the Fund’s Board at the annual meeting of shareholders held on November 15, 2016.

Class II Trustees: Trustees John K. Nelson, Terence J. Toth and Robert L. Young are continuing Trustees and were last elected to the Fund’s Board at the annual meeting of shareholders held on November 14, 2017.

Class III Trustees: Trustees Jack B. Evans and Margo L. Cook are continuing Trustees and were last elected to the Fund’s Board at the annual meeting of shareholders held on November 13, 2018.

Trustees Elected by Holders of Preferred Shares: Trustees William C. Hunter and Albin F. Moschner have been nominated for election by holders of Preferred Shares at the Annual Meeting. Trustee William C. Hunter was last elected to the Fund’s Board at the annual meeting of shareholders held on November 13, 2018. Trustee Albin F. Moschner was first appointed as a Trustee and designated as a Class III Trustee effective July 1, 2016. At the meeting of the Board held August 6-8, 2019, Trustee Moschner was designated as a Trustee to be elected by holders of Preferred Shares of the Fund.

Other than Trustee Margo L. Cook, all Trustee nominees and current and continuing Trustees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or the Adviser, Nuveen Fund Advisors, LLC (“Adviser”), and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Trustees are deemed “Independent Trustees.”

Board’s Consideration of the Board Nominees

Each of the Board Nominees, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff, William C. Hunter and Albin F. Moschner, is highly skilled and experienced. Please refer to the table under the heading “—Trustees/Board Nominees” which sets forth certain biographical information about the Trustees, including the Board Nominees. In addition, please refer to the information under the heading “—Board Leadership Structure and Risk Oversight—Board Diversification and Trustee Qualifications” for a more detailed discussion of the qualifications of each Trustee and the background, skills, experience and other attributes that led to the Board’s determination that they were qualified to serve on the Board.

The Nominating and Governance Committee unanimously determined to recommend the nomination of Judith M. Stockdale, who has served as a Trustee of the Fund since 1997, Carole E. Stone, who has served as a Trustee of the Fund since 2006, and Margaret L. Wolff, who has served as a Trustee of the Fund since 2016, for reelection as Class I Trustees by the holders of Common Shares and Preferred Shares, voting together as a single class. The Nominating and Governance Committee also unanimously determined to recommend the nomination of William C. Hunter, who has served as a Trustee of the Fund since 2004, and Albin F. Moschner, who has served as a Trustee of the Fund since 2016, for reelection by the holders of

Preferred Shares only, voting separately as a single class. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Ms. Stockdale, Ms. Stone, Ms. Wolff, Mr. Hunter and Mr. Moschner.

The Nominating and Governance Committee and the Board considered each Board Nominee’s background, skills, experience and other attributes. The Board seeks to provide effective governance by establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Fund’s business as it continues to grow and develop. In pursuit of this goal, the Board believes that it generally benefits from a diversity of background, skills, experience and views among Trustees. The Board of the Nuveen funds has been a part of Nuveen’s growth and change, as well as the fund industry’s evolution since the first Nuveen funds were launched in 1976. The Board’s culture has been built over this long period, and the current Board’s beliefs and ways of working are the legacy of a long-developed stance of strong independence that is in positive tension with the capable, values-oriented teams and leaders of Nuveen Investments. The Nominating and Governance Committee considered the manner in which each of the Board Nominees embodies the principles set forth in the Governing Principles of the Board (the “Governing Principles”) by serving the interests of the shareholders of the Fund. Pursuant to the Governing Principles, the Board seeks to ensure that the Fund operates in accordance with its investment objectives, risk profile and strategies, at an appropriate cost and with a high level of service for shareholders. To accomplish this goal, the Board values Trustees who work with each other and Fund management in a cooperative, open and trusting manner, as the Board believes that operating collegially among themselves and with management best serves Fund shareholders. Nonetheless, the Board values direct and constructive criticism to challenge itself and management to work on behalf of Fund shareholders. The Board’s primary concern is the fiduciary responsibility it owes to Fund shareholders. Therefore, beyond any legal restrictions, the Board expects each Trustee to agree to make the board of the Nuveen funds a primary focus of such Trustee’s outside board commitments.

The Trustees strongly believe that the current Trustees, including the Board Nominees, who have consistently demonstrated their ability to live up to the Governing Principles and deliver value to shareholders, will be best able to look out for the long-term interests of Fund shareholders. The Board Nominees, together with the other Trustees on the Board, are focused on creating sustainable value for Fund shareholders. Under the leadership of the Board, the Fund has generated competitive returns versus its Lipper peers for the trailing one, three, five and ten year periods as of [July 31, 2019], and has grown shareholder capital by more than 20%. The Board seeks to ensure that the Fund operates in a manner intended to protect and advance the overall interests of Fund shareholders, not those of a select few who seek short-term profits that are incompatible with (i) the Fund’s investment objective of current income exempt from both regular federal income taxes and Ohio personal income taxes, with a secondary investment objective of the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt Ohio Municipal Obligations that, in the opinion of the Fund’s investment adviser are underrated or undervalued or that represent municipal market sectors that are undervalued.

On August 12, 2019, the Board received a letter from the Saba Hedge Fund regarding its intent to nominate the Hedge Fund Nominees for election as Class I Trustees and to submit the Hedge Fund Proposal. Over a series of meetings, the Nominating and Governance Committee and the Board reviewed the communication from the Saba Hedge Fund, including information regarding the qualifications of the Hedge Fund Nominees, and presentations from Fund management and others. The Board considered that the Board Nominees have extensive experience with registered closed-end funds generally, closed-end funds that employee leveraged municipal bond strategies and with this Fund, its objectives, strategies and service providers. On the other hand, the Board considered that the Hedge Fund Nominees do not have the same experience with the Fund (or comparable funds from other sponsors), its investment objectives and strategies and its service providers. Nor to the Hedge Fund Nominees have the extensive experience with investment company governance as the Board Nominees. In addition, the Board considered that the Hedge Fund Nominees may seek to advance the short-term goals of the Saba Hedge Fund rather than the long-term interests of all Fund shareholders. Therefore, the Nominating and Governance Committee and the Board continue to support the nominations of Board Nominees. The Board unanimously recommends that shareholders vote FOR the election of the Board Nominees listed in this Proxy Statement and on the enclosed WHITE proxy card.

The Board does NOT endorse the Hedge Fund Nominees and unanimously recommends that you disregard and do not return any proxy card you receive from Saba. Voting “WITHHOLD” or to “ABSTAIN” with respect to any Hedge Fund Nominee on a proxy card sent to you by Saba is NOT the same as voting for the Board’s nominees because a vote “WITHHOLD” or to “ABSTAIN” with respect to any Hedge Fund Nominee on its proxy card will revoke any proxy you previously submitted. If you have previously submitted a proxy card sent to you by Saba, you can revoke that proxy and vote for the Board Nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card or by voting again through the toll-free number or the Internet address listed in the WHITE proxy card. Only your latest dated proxy will be counted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Trustees/Board Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Trustees/Board Nominees who are not “interested persons” of the Funds

Terence J. Toth(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board; Trustee	Term: Class II Trustee until 2020 annual shareholder meeting Length of Service: Since 2008, Chair of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	163	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term: Class III Trustee until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member (since 2015) American Board of Orthopaedic Surgery; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	163	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term: Annual or Class I Trustee until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	163	Director (since 2009) of Wellmark, Inc; formerly, Director (2004-2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term: Annual or Class III Trustee until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	163	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term: Class II Trustee until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the	163	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

			Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term: Class I Trustee until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term: Class I Trustee until 2019 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163	Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term: Class I Trustee until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees	163	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

			of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.		of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term: Class II Trustee until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Trustee/Board Nominee who is an “interested person” of the Funds

Margo L. Cook(3) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Trustee	Term: Class III Trustee until 2021 annual shareholder meeting Length of Service: Since 2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017) and Executive Vice President (2013–2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163	None

(1)	Length of Time Served indicates the year in which the individual became a board member of a fund in the Nuveen fund complex.

(2)

Trustee Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Trustee Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(3)	Trustee Cook is an “interested person” as defined in the 1940 Act by reason of her position with Nuveen Investments, Inc. and/or certain of its subsidiaries.

Trustees Investments in the Fund

In order to create an appropriate identity of interests between Trustees and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Trustee is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex. However, because the Fund seeks to provide current income exempt from both regular federal and Ohio state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of Ohio or certain U.S. territories, the Trustees and executive officers of the Fund generally do not invest in the Fund.

The following table lists the number of Shares of the Fund beneficially owned by each Trustee/Board Nominee in the Fund and the dollar range of equity securities beneficially owned by each Trustee/nominee in the Fund and in all Nuveen funds overseen by the Trustee/Board Nominee as of May 31, 2019. The information as to beneficial ownership is based on statements furnished by each Trustee/nominee.

Trustee/Board Nominee	Number of Shares of the Fund Owned(1)	Dollar Range of Equity Securities in the Fund	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in Family of Investment Companies(2)
Trustee/Board Nominees who are not “interested persons” of the Fund:

Jack B. Evans	0	None	Over $	100,000

William C. Hunter	0	None	Over $	100,000

Albin F. Moschner	0	None	Over $	100,000

John K. Nelson	0	None	Over $	100,000

Judith M. Stockdale	0	None	Over $	100,000

Carole E. Stone	0	None	Over $	100,000

Terence J. Toth	0	None	Over $	100,000

Margaret L. Wolff	0	None	Over $	100,000

Robert L. Young	0	None	Over $	100,000

Trustee/Board Nominee who is an “interested persons” of the Fund:

Margo L. Cook	0	None	Over $	100,000

(1)

The numbers include share equivalents of certain Nuveen funds in which the Trustee/Board Nominee is deemed to be invested pursuant to the Deferred Compensation Plan for independent Trustees as more fully described in the Proxy Statement.

(2)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Trustee/Board Nominee in the Funds and in all Nuveen funds overseen by each Trustee/Board Nominee.

As of May 31, 2019, the Fund’s officers did not beneficially own equity securities of the Fund. On May 31, 2019, Trustees and executive officers as a group beneficially owned approximately 1.31 million shares of all funds managed by the Adviser (including shares held by the Trustees through the Deferred Compensation Plan for Independent Trustees and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of September 19, 2019 each Trustee’s individual beneficial shareholdings of the Fund constituted [less than 1%] of the outstanding shares of the Fund. As of September 19, 2019, the Trustees and executive officers as a group beneficially owned [less than 1%] of the outstanding shares of the Fund.

Compensation

Effective January 1, 2019, each Independent Trustee receives, with respect to their service as Independent Trustees of the entire family of Nuveen funds, a $190,000 annual retainer, increased from $185,000 as of January 1, 2018, plus: (a) a fee of $6,500 per day, which was increased from $6,000 per day as of January 1, 2018, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs; plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $90,000, increased from $80,000 as of January 1, 2018, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $15,000, each increased from $12,500 as of January 1, 2018, as annual retainers. Independent Trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

The Fund does not have a retirement or pension plan. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Trustee to elect to defer receipt of all or a portion of his or her compensation as an Independent Trustee. The deferred compensation of a participating Independent Trustee is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Trustee. The value of an Independent Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Trustee’s deferral account, the Independent Trustee may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund and the Trustees of the Fund who are not Independent Trustees serve without any compensation from the Fund.

The table below shows, for each Independent Trustee, the aggregate compensation paid by the Fund to the Independent Trustee/Board Nominee for its last fiscal year.

Name of Trustee	Compensation from the Fund(*)	Total Compensation from Nuveen Funds(*)
INTERESTED TRUSTEE:
Margo L. Cook	$0	$0
INDEPENDENT TRUSTEES/BOARD NOMINEES:
Jack B. Evans	$[ ]	$[ ]
William C. Hunter	$[ ]	$[ ]
Albin F. Moschner	$[ ]	$[ ]
John K. Nelson	$[ ]	$[ ]
Judith M. Stockdale	$[ ]	$[ ]
Carole E. Stone	$[ ]	$[ ]
Terence J. Toth	$[ ]	$[ ]
Margaret L. Wolff	$[ ]	$[ ]
Robert L. Young	$[ ]	$[ ]

(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total Compensation from Nuveen Funds is for the one year period ended [    ].

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among Trustees, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers. The unitary structure also benefits shareholders though significant operating efficiencies and economies of scale.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Trustees have elected Terence J. Toth as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner.. The Executive Committee held no meetings during the Fund’s last fiscal year.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Terence J. Toth and Margaret L. Wolff. The Dividend Committee held four (4) meetings during the Fund’s last fiscal year.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Trustees who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funs and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolio. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Terence J. Toth, each of whom is an Independent Trustee of the Fund. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The Audit Committee held four (4) meetings during the Fund’s last fiscal year.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in-person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. The Compliance Committee held six (6) meetings during the Fund’s last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Trustees; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of those entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Trustees. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Trustees, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. The Nominating and Governance Committee held four (4) meetings during the Fund’s last fiscal year.

Closed-End Funds Committee. The Closed-End Funds Committee was established by the Board in 2012 and is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Fund, at each quarterly meeting. The Closed-End Funds Committee, reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Fund, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Fund; the distribution data of the Nuveen closed-end funds, including the Fund, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Margo L. Cook, Jack B. Evans, Albin F. Moschner, Terence J. Toth and Robert L. Young. The Closed-End Funds Committee held four (4) meetings during the Fund’s last fiscal year.

Trustee Attendance. The Board held six (6) regular meetings and nine (9) special meetings during the Fund’s last fiscal year. During the last fiscal year, each Trustee attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Trustee was a Trustee. The policy of the Board relating to attendance by Trustees at annual meeting of shareholders of the Fund and the number of Trustees who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Trustee Qualifications. In determining that a particular Trustee was qualified to serve on the Board, the Board considered each Trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Trustee satisfies this standard. An effective Trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions;

experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Trustee should serve in that capacity. References to the experiences, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, an interested Trustee of the Fund, has been President of Nuveen Investments, Inc. since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President from 2016-2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

Mr. Evans has served as Chairman of the Hall-Perrine Foundation, a private philanthropic corporation, since 2019. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System.

Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company, and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth, the Board’s Independent Chair, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of

New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Trustee Terms. Shareholders will be asked to elect Trustees as each Trustee’s term expires, and with respect to Trustees elected by holders of Common Shares and Preferred Shares, voting as a single class, such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: since 2019	Managing Director (since January 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1963	Vice President	Term: Annual Length of Service: since 2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013–2019).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017),Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016–2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and of Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC.
William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Information as of [ ], 2019.

Audit Committee Report

The Audit Committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Trustees and operates under a written charter adopted and approved by the Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Fees(1)			Audit Related Fees(2)						Tax Fees(3)						All Other Fees(4)
Fund			Fund			Adviser and Adviser Entitles			Fund			Adviser and Adviser Entitles			Fund			Adviser and Adviser Entitles
Fiscal Year Ended 2018	Fiscal Year Ended 2019		Fiscal Year Ended 2018	Fiscal Year Ended 2019		Fiscal Year Ended 2018	Fiscal Year Ended 2019		Fiscal Year Ended 2018	Fiscal Year Ended 2019		Fiscal Year Ended 2018	Fiscal Year Ended 2019		Fiscal Year Ended 2018	Fiscal Year Ended 2019		Fiscal Year Ended 2018	Fiscal Year Ended 2019

28,040	[	]	0	[0	]	0	[0	]	0	[0	]	0	[0	]	0	[0	]	0	[0	]

(3)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(4)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(5)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(6)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
0	[0]	0	[0]	0	[0]	0	[0]

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000. The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

2. NON-BINDING HEDGE FUND PROPOSAL

On August 12, 2019, the Fund received a letter from the Saba Hedge Fund regarding its intent to submit a shareholder proposal (“Proposal 2” or the “Hedge Fund Proposal”) at the Annual Meeting requesting that the Board take the necessary steps to eliminate the Fund’s classified board structure that has been in place since 2013. If properly presented, the Hedge Fund Proposal will be voted on at the Annual Meeting. Voting on the Hedge Fund Proposal would serve only as an advisory vote. In other words, the Hedge Fund Proposal is non-binding, and requests that the Board take certain actions if the Hedge Fund Proposal is approved by shareholders.

For the reasons discussed below, the Board strongly supports the Fund’s classified board structure and therefore unanimously recommends that shareholders vote “AGAINST” the Hedge Fund Proposal.

The text of the Hedge Fund Proposal, for which the Fund accepts no responsibility, is included below as submitted by the Saba Hedge Fund. A brief explanation of the reasons the Board recommends that shareholders vote “AGAINST” the Hedge Fund Proposal follows immediately after the proposal.

Proposal by the Saba Hedge Fund

RESOLVED, that the shareholders of Nuveen Ohio Quality Municipal Income Fund (the “Fund”) request that the Board of Trustees of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.

Opposing Statement by the Board

After careful consideration, the Board, including the Independent Trustees, has unanimously determined that it is in the best interest of the Fund and its shareholders to maintain a classified board, and accordingly unanimously recommends that shareholders vote “AGAINST” Proposal 2 by submitting the WHITE proxy card. Please do not return or vote any other color proxy card you may receive from Saba.

Common Shares of the Fund are designed primarily for long-term investors seeking to achieve the Fund’s investment objectives. The Fund’s primary objective is current income exempt from both regular federal income taxes and Ohio personal income taxes, with a secondary investment objective of the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt Ohio municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Board believes that investors in the Common Shares should not, and generally do not, view the Fund as a vehicle for short-term trading purposes. Rather, the Board believes that the vast majority of the Fund’s shareholders have generally made a long-term investment in Common Shares because they are Ohio residents who wish to earn income exempt from both federal and Ohio income taxes, as well as earn competitive total returns over time.

Since the Fund’s inception, the Board has sought to achieve the Fund’s investment objectives and protect the long-term interests of shareholders of the Fund. The Board believes that its interests are aligned with shareholders’ interests and that a classified board in no way diminishes the Trustees’ responsibilities and accountability to all shareholders of the Fund. Further, for the reasons set forth below, the Board believes that a classified board is consistent with good corporate governance of the Fund and facilitates the Board’s ability to serve the interests of shareholders consistent with the Fund’s investment objective.

Reasons for a Closed-End Fund Classified Board. The Board believes that the following factors support the conclusion that maintaining a classified board would be in the best interests of the Fund and its shareholders:

Closed-End Funds Differ from Operating Companies in Important Ways. The considerations and role of a board of a listed closed-end investment company are different in material respects from those of directors of a traditional operating company.

•

Closed-end funds differ from operating companies primarily because, instead of operating a business, they invest in securities. A closed-end fund operates to achieve a stated investment objective disclosed to fund shareholders at the time of their investment. In the case of the Fund, its investment objectives are “fundamental,” meaning that they cannot be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting as a single class, and of holders of a majority of the outstanding Preferred Shares voting separately as a single class. Therefore, Fund shareholders have invested in the Fund with an expectation of stability of the Fund’s investment objectives and strategy over the long term.

•

Closed-end funds and the composition and operation of their boards are subject to extensive regulation under the 1940 Act. Applicable 1940 Act rules require a majority of a closed-end fund’s board to be fully independent of management. And governance best practice reports from key industry groups recommend that at least two-thirds to 75% of a fund’s board be independent. Nine of the ten current Trustees of the Fund, including each of the Board Nominees standing for election at the Annual Meeting, are independent from Fund management. The Board believes that the current Trustees are highly qualified individuals that have deep governance experience in the investment company industry, exemplary business and investment experience, commitment to acting in the best interests of shareholders, and a track record of seeking to protect the long-term interests of shareholders of the Fund.

•

All trustees are required by law to uphold their fiduciary duties to a fund and its shareholders, regardless of the length of their term of office. In addition, the 1940 Act places particular responsibilities on fund trustees, including with respect to overseeing conflicts between a fund and its management. The Supreme Court has noted that the 1940 Act was designed to place the independent trustees “in the role of independent watchdogs” to “furnish an independent check upon the management of investment companies.” And the Staff of the SEC has repeatedly referred to independent trustees as the “eyes and ears” of fund investors.

•

The 1940 Act requires the independent trustees of a fund to annually review fund management. Each year, management may continue to serve the fund only if the independent trustees, after taking into consideration, among other things, the nature, extent and quality of services provided; investment performance; fees, expenses and profitability; economies of scale and whether fee levels reflect these economies of scale; and indirect benefits to the fund’s manager, determine to approve the continuation of management’s contract with the fund.

•

Unlike operating companies, this regulatory structure affords significant shareholder protections and provides a critical check that precludes entrenchment of poorly performing fund managers and promotes independent, actively-engaged trustees, irrespective of board structure.

Distinctive Structure of Listed Closed-End Provides Important Benefits to Shareholders, but Leaves Funds Uniquely Vulnerable to Opportunistic Traders Seeking Short-Term Gains.

•

Closed-end funds are especially well suited to delivering retail investors access to less liquid asset classes with potentially higher rates of return and to use borrowings and other forms of financial leverage in their long-term investment strategies. As a result, certain investment strategies may be available to retail investors only through closed-end funds.

•

By listing their shares on an exchange, closed-end funds, while not intended as a short-term trading vehicle (as set forth in Nuveen fund prospectuses), provide their investors with liquidity through the public markets.

•

A closed-end fund’s portfolio securities are typically traded in public markets, making it easy for the fund to precisely determine its assets’ value. As a result, investors in a listed closed-end fund can readily compare the value of the fund’s assets (its investment portfolio) on a per-share basis – the fund’s “net asset value” per share - to the market price of the fund’s own shares.

•

Closed-end fund shares often trade at a discount to the fund’s net asset value per share. When sales of fund shares exceed purchases of fund shares, a closed-end fund’s shares trade at a discount to its net asset value, whereas a mutual fund (which continually redeems shares at net asset value) experiences net outflows. Discounts (like mutual fund net outflows) can simply reflect market sentiment for a particular strategy or asset class and not a sign of underperformance by the fund or its investment manager.

•

Discounts have increasingly led opportunistic short-term traders to target closed-end funds in an effort to capture the “spread” between the discount at which the shares are trading and the fund’s net asset value, regardless of the fund’s investment objective, strategy and success in achieving its investment objective.

•

Opportunistic short-term traders often portray discounts as evidence of poorly performing management in order to pressure a fund to take actions that produce a short-term gain for the short-term traders at the expense of long-term investors. However, these opportunistic short-term traders have often hedged their exposure to the fund, such that they are indifferent to the performance of the fund’s investment strategy.

Detrimental Activism by Opportunistic Short-Term Traders Often Harms Long-Term Shareholders.

•

The agenda of opportunistic short-term traders often calls for making abrupt changes in the management or structure of the fund based on short-term profit motives that are contrary to the pursuit of the fund’s investment objectives over the long-term and against the interests of long-term shareholders.

•	Such activity is not bona fide activism but “detrimental” activism that impairs a closed-end fund’s long-term ability to achieve its investment objective.

•

While at times well considered changes in management or structure of a fund can benefit fund shareholders, taking short-term actions abruptly and without due consideration of the impacts on all shareholders can destroy significant shareholder value, result in adverse tax consequences and impose substantial costs on long-term shareholders, while lining the pockets of opportunistic short-term traders.

Classified Board Provides an Important Check on Undue Influence of Opportunistic Short-Term Traders.

•

A classified board helps ensure that a fund’s board maintains a long-term perspective focused on the pursuit of the Fund’s investment objectives aligned with the expectations of the fund’s core investor base.

•

In contrast, a fund with a non-classified board may see its entire board turn over in a single year, and thus may be more likely to be captured by the special interests of opportunistic short-term traders with an agenda driven by their own interests.

•

A classified board promotes the evaluation and consideration of a proposed course of action in a deliberative manner by an experienced board that benefits from continuity of expertise and maintains a long-term view focused on the achievement of the fund’s investment objectives, insulated from undue influence of opportunistic traders and their short-term profit motives. In the case of the Fund, this aligns the concerns of the Board with the long-term interests of the Fund’s core constituency—Ohio residents seeking income exempt from both federal and Ohio income taxes.

The Current Method of Electing Trustees for Staggered Terms Has Not Promoted Entrenchment of Unresponsive Trustees or Poorly Performing Management. The Board has taken steps over the years to reduce management fees, reduce other Fund expenses, enhance income distributions to shareholders, promote shareholder value and make Fund shares more attractive to the market. The Board has energetically pursued enhancements to funds in the Nuveen closed-end fund complex when common shares of such funds have traded at significant discounts to net asset value for extended periods. Among the efforts the Board has taken with respect to the Fund to promote shareholder value are:

•

The Board has worked with management to develop and implement an innovative management fee arrangement under which individual funds, like the Fund, would experience lower fees to the extent that the overall Nuveen fund complex experiences growth in assets. The current fee savings of the Fund is $            per year.

•

The Board approved the merger and consolidation in 2013 of four separate Nuveen Ohio municipal bond funds into the current Fund, creating a much larger fund, which resulted in lower management fees and other expenses, and also improved secondary market trading of the Fund’s Common Shares. These changes have resulted in cost savings of approximately $            per year to Fund shareholders.

•

The Board approved and oversaw the repurchase of Common Shares of the Fund in the open market pursuant to a long-standing complex-wide Common Share Repurchase Program. In 2018, the Fund repurchased approximately                of its Common Shares, resulting in accretion to the Fund’s assets of approximately $            .

•

The Board sought to promote shareholder value and facilitate the ability of the Fund to achieve its investment objectives by approving changes to the Fund’s investment policies to permit greater latitude to invest in higher-yielding municipal bonds.

These actions and changes, in the aggregate, have enhanced the income and total return performance of the Fund, which in part accounts for the Fund’s overall strong performance over the last several years.

Classified Boards Are Standard for Closed-End Funds.

•	All ten of the top closed-end fund families (by assets under management), which account for 2/3rds of all closed-end fund assets, have funds with staggered boards.

•	Fund shareholders overwhelming approved the 2013 transaction in which the Fund was restructured into an entity with a classified board, with % of shareholders who voted favoring the transaction.

The Current Method of Electing Trustees for Staggered Terms Provides Continuity and Stability in the Board’s Supervision of Management of the Business and Affairs of the Fund. A classified board promotes continuity of experience and an orderly succession of Trustees, which in turn increases the stability of the Fund and encourages long-term perspective.

•	A classified board promotes an experienced Board that is better able to identify and accomplish long-term goals in supervising management of the Fund.

•

A classified board enhances the independence of Independent Trustees from management and from special interest groups and short-term opportunistic traders by providing them with an assured three year term of office rather than just a one year term.

•

A classified board grants new trustees time to become familiar with the Fund’s investment policies and strategies used by the Fund to pursue its investment objective and the complicated regulations to which the Fund is subject, including by learning from continuing Trustees who are familiar with the Fund, its operations, its investment strategy and its regulatory requirements.

•

A classified board strengthens the Fund’s ability to attract and retain highly qualified trustees who are willing to make a multi-year commitment to the Fund and its shareholders and to develop a deep understanding of the Fund.

•

A classified Board ensures that the Board has the necessary knowledge and familiarity of the Fund’s relationship with its service providers to ensure that the Board can discharge one of the key duties of an investment company board to exercise the primary responsibility for oversight of the Fund’s service providers and management, evaluate the performance of these entities and monitor potential conflicts of interests that can arise between the Fund and its service providers.

Institutional Proxy Advisory Firm Guidelines

For the reasons noted above, the Board believes that the dynamics of closed-end funds are very different from those of operating companies in relation to classified boards. The Board believes that the institutional proxy advisory firm guidelines typically applied to classified board structures of operating companies should not apply to closed-end funds. Specifically, institutional proxy advisory firm guidelines are typically concerned that a classified board could be used to thwart an attractive takeover offer. However, unlike takeovers offers for traditional operating companies, which are often made at a premium to the market price of the company, takeovers of closed-end funds at a premium are highly unlikely. However, classified board structures for closed-end funds have particular benefits, as discussed above under “—Reasons for a Closed-End Fund Classified Board.”

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the Board’s actions with regard to the Fund and the reasons for the Board’s opposition to Proposal 2, all as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing this Proposal 2 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

Conclusion

Eliminating the classified Board would make the Fund more susceptible to the influences of short-term market developments and the special interests of opportunistic short-term traders motivated by their own profit incentives who may seek to cause the Fund to take actions that would impede the Fund’s ability to pursue its objectives of current income exempt from both federal and Ohio income taxes, and with a secondary objective of enhancement of portfolio value relative to the Ohio municipal bond market through investments in underrated or undervalued securities or that represent undervalued municipal market sectors.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE.

ADDITIONAL INFORMATION

Appointment of the Independent Registered Public Accounting Firm

The Board of the Fund has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Trustees and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE, as applicable. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Trustees and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year[, except as set forth below:]

To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided under “—Principal Shareholders.”

Principal Shareholders

As of the Record Date, to the knowledge of the Funds, no person beneficially owned more than 5% of the voting securities of any class of securities of either Fund, except as provided below:

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
VRDP Shares (Series 1)	Bank of America Corporation[1] Bank of America Preferred Funding Corporation[1] Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	1,480	100%

Common Shares	Saba Capital Management, L.P.[2] Mr. Boaz R. Weinstein[2] 405 Lexington Avenue, 58th Floor New York, NY 10174	1,599,759	8.73%

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Common Shares	Ancora Advisors, LLC 6060 Parkland Boulevard, Suite 200 Cleveland, OH 44124	920,194	5.02%

(1)	Bank of America Corporation and Bank of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(2)	Saba Capital Management, L.P. and Mr. Boaz R. Weinstein filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Fund to be held in 2020, shareholder proposals or nominations submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [ ], 2020. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund not later than [ ], 2020 or prior to [ ], 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Independent Chair and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

As a result of the potential proxy solicitation by Saba, the Fund may incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Fund. The Fund estimates that the total expenditures relating to the Fund’s proxy solicitation (other than salaries and wages of officers and employees of the Fund and the Adviser) will be approximately $[    ], of which approximately $[    ] has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson, LLC as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. In addition, an affiliate of the Adviser has agreed to indemnify Georgeson and certain related persons against certain liabilities relating to or arising out of Georgeson’s engagement. Georgeson, LLC has advised the Fund that approximately [    ] of its employees will be involved in the solicitation of proxies by Georgeson, LLC on behalf of the Fund. Management of the Fund estimates that the fees payable to Georgeson, LLC by the Fund will be approximately $[    ].

Fiscal Year

The last fiscal year end for the Fund was February 28, 2019.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Fund following the applicable period. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 5, 2019:

The Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Additional Information About the Solicitation

Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting for a vote, the proxies will be voted by the persons named in the enclosed WHITE proxy card upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

In the absence of a quorum to transact business on a matter at the Annual Meeting, the chairperson of the Annual Meeting may propose one or more adjournments of the Annual Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of the shares entitled to vote, present in person or by proxy at the Annual Meeting. The persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of shareholders entitled to vote.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

[    ], 2019

Appendix A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the Trustees, the Board Nominees, and certain executive officers of the Fund may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed to be “participants.”

Trustees and Board Nominees

The following sets forth the names of the Trustees who may be deemed to be “participants” in the solicitation. The principal occupations of the Trustees are set forth under “1. Election of Trustees—Trustees/Board Nominees” in this Proxy Statement. Each Trustee has a business address c/o Nuveen, 333 West Wacker Drive, Chicago, IL 60606.

Terence J. Toth

Jack B. Evans

William C. Hunter

Albin F. Moschner

John K. Nelson

Judith M. Stockdale

Carole E. Stone

Margaret L. Wolff

Robert L. Young

Margo L. Cook

Executive Officers

The following sets forth the names of the Fund’s executive officers who may be deemed “participants.” The principal occupations of the named executive officers are set forth under “1. Election of Trustees—The Officers” in this Proxy Statement. Each executive officer has a business address c/o Nuveen, 333 West Wacker Drive, Chicago, IL 60606.

Cedric H. Antosiewicz

Nathaniel T. Jones

Walter M. Kelly

David J. Lamb

Tina M. Lazar

Brian J. Lockhart

Jacques M. Longerstaey

Kevin J. McCarthy

William T. Meyers

Michael A. Perry

Christopher M. Rohrbacher

William A. Siffermann

Joel T. Slager

E. Scott Wickerham

Mark L. Winget

Gifford R. Zimmerman

Information Regarding Ownership of the Fund’s Securities by Participants

None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers” owns any securities of the Fund of record or beneficially as of September 19, 2019, [except as set forth below:]

[            ]

Information Regarding Transactions in the Fund Securities by Participants

None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers” have engaged in any transactions deemed to be purchases and sales of the Fund’s securities during the past two years, [except as set forth below:]

[            ]

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of each Fund’s last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Fund or any securities of any subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of their affiliates will or may be a party.

Except as described in this Appendix A or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of the Fund’s last fiscal year with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NUO 1219

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this White Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting [ ] on December 5, 2019

Please detach at perforation before mailing.

WHITE PROXY CARD	NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2019

COMMON SHARES

The Annual Meeting of Shareholders of Nuveen Ohio Quality Municipal Income Fund will be held on December 5, 2019 at [                ] Central time, at [                                                                  ]. At this meeting, you will be asked to vote on the proposals described in the Proxy Statement. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on December 5, 2019, or any adjournment(s), postponement(s) or delay(s) thereof. The shares represented by this proxy will be voted as instructed. If this proxy is executed, but no instruction is given with respect to the proposals, this proxy will be voted “FOR” the election of each of the Board’s nominees (Proposal 1) and “AGAINST” the shareholder proposal (Proposal 2) if properly presented at the Annual Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE WHITE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NUV_30895_092019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Ohio Quality Municipal Income Fund

Annual Meeting of Shareholders to be Held on December 5, 2019.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS WHITE PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s), or delay(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the election of each of the Board’s nominees (Proposal 1) and “AGAINST” the shareholder proposal (Proposal 2).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals THE BOARD RECOMMENDS VOTING “FOR ALL” BOARD NOMINEES IN PROPOSAL 1.

1. Election of Trustees: Class I:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.
THE BOARD RECOMMENDS VOTING “AGAINST” PROPOSAL 2.

2. If properly presented at the meeting, a shareholder proposal to declassify the Board of Trustees, so that all Trustees are elected on an annual basis.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this White Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NUV1 30895	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this White Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting [ ] on December 5, 2019

Please detach at perforation before mailing.

WHITE PROXY CARD	NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2019

PREFERRED SHARES

The Annual Meeting of Shareholders of Nuveen Ohio Quality Municipal Income Fund will be held on December 5, 2019 at [                ] Central time, at [                                                                                                           ]. At this meeting, you will be asked to vote on the proposals described in the Proxy Statement. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on December 5, 2019, or any adjournment(s), postponement(s) or delay(s) thereof. The shares represented by this proxy will be voted as instructed. If this proxy is executed, but no instruction is given with respect to the proposals, this proxy will be voted “FOR” the election of each of the Board’s nominees (Proposal 1) and “AGAINST” the shareholder proposal (Proposal 2) if properly presented at the Annual Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE WHITE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NUV_30895_092019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Ohio Quality Municipal Income Fund

Annual Meeting of Shareholders to be Held on December 5, 2019.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS WHITE PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s), or delay(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the election of each of the Board’s nominees (Proposal 1) and “AGAINST” the shareholder proposal (Proposal 2).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals THE BOARD RECOMMENDS VOTING “FOR ALL” BOARD NOMINEES IN PROPOSAL 1.

1. Election of Trustees:

Class I:	Preferred Shares Only:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff	04. William C. Hunter 05. Albin F. Moschner	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.
THE BOARD RECOMMENDS VOTING “AGAINST” PROPOSAL 2.

2. If properly presented at the meeting, a shareholder proposal to declassify the Board of Trustees, so that all Trustees are elected on an annual basis.		FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this White Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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